[SHIP]
                          [THE VANGUARD GROUP(R) LOGO]

                         Vanguard(R) Balanced Index Fund
                Supplement to the Prospectus Dated August 9, 2002

Fund Manager
Effective October 1, 2002, Christopher W. Alwine, CFA, Principal of Vanguard, has assumed the role of Fund manager for Vanguard Balanced Index Fund. Mr. Alwine has worked in investment management for Vanguard since 1991, managing portfolio investments since 1996. Mr. Alwine previously served as manager for the Fund from 1998 through 1999. Mr. Alwine earned his B.B.A. at Temple University and his M.S. at Drexel University.
         The Fund's investment objective, strategies, and policies remain unchanged.





(C)2002 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PS02 102002